Thrivent Retirement Choice Variable Annuity
Thrivent Variable Annuity Account I

Summary Prospectus for New Investors
April 30, 2026
This summary prospectus summarizes key features of the Thrivent Retirement Choice Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. This is an individual flexible premium deferred variable annuity.
Before you invest, you should review the statutory prospectus for the Contract , which contains more information about the Contract ’s features, benefits and risks. You can find this document and other information about the Contract online at dfinview.com/Thrivent/RetirementChoice. You can also obtain this information at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
This Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable. Thrivent’s obligations under the Contract are subject to its financial strength and claims-paying ability.
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YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT
WITHOUT PAYING FEES OR PENALTIES.
In some States, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the statutory prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Special Terms
Accumulated Value	The sum of the values for your Contract in Subaccounts and/or the Fixed Account on or before the Maximum Annuity Date.
Annuity Date	A date when annuity income payments begin.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same month and day of each year after issue as in the Date of Issue.
Contract Year
The first Contract Year begins on the Date of Issue and continues through the day before the first Contract Anniversary. Thereafter, a Contract Year begins on one Contract Anniversary and continues through the day before the next Contract Anniversary.

Date of Issue	The date when the Initial Premium is allocated to the Subaccounts of the Variable Account and to the Fixed Account.
Fixed Account
An Investment Option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount. For the
current interest rate, please call our Service Center at 1-800-847-4836.

GLWB Benefit Base
The GLWB Benefit Base is the amount used for calculating the Guaranteed
Annual Withdrawal Amounts and the GLWB Rider Charge. It cannot be taken as a full or partial surrender and is not payable as part of Death Proceeds.

GLWB Rate Sheet	A prospectus supplement, that will be filed periodically, where we declare the current features applicable on our Thrivent Income Builder (GLWB) Rider.
Investment Option	A Variable Option or the Fixed Account available in this Contract.
Issue Age	A person’s age on his or her birthday nearest the Date of Issue.
Maximum Annuity Date	The latest date when annuity income payments must begin.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Owner, you, your, yours	The owner(s) of this contract.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A contract governed by the requirements of Section 408, or 408A of the Internal Revenue Code, as amended.
Required Allocation Percentages
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts is restricted by certain percentages. See the Rate Sheet
Prospectus Supplement. These can change in the future.

Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 7-year Surrender Charge period.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.
Variable Option	An Investment Option under the Contract of which the value of the contract during the accumulation phase varies according to the investment experience of a Subaccount .

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account. When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis, as well as the option of electing from several types of annuity payments (Settlement Options). A Settlement Option can be guaranteed for a set timeframe or for your lifetime. There is also an optional Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider, which you may add for an additional charge. With a GLWB Rider you may take out guaranteed withdrawal amounts for life, as long as you do not exceed the specified amount permitted.  The Contract offers a Standard Death Benefit if an Owner dies before the Maximum Annuity Date. For an additional charge, you may purchase an optional death benefit, the Maximum Anniversary Death Benefit (MADB) Rider, which may increase the death benefit if the Owner dies before the Maximum Annuity Date. After any Annuity Date, amounts payable from that annuitized portion, if any, depend upon the terms of the Settlement Option.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase. During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account , subject to some limitations. Additional information about the available Subaccounts can be found in Appendix A at the end of this document. If you have the GLWB Rider, investment restrictions can be found in Appendix B. The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option). Once you move to a Settlement Option, you may or may not have a death benefit or be able to take additional withdrawals, depending on the Settlement Option you choose.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current Fixed Account interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time. If you have the GLWB Rider, quarterly Asset Rebalancing will happen automatically, if needed, to conform with the GLWB investment restrictions.
Death Benefits: We will pay Death Proceeds upon the death of an Owner, or the annuitant if the Owner is a Non-Natural Person. The Death Benefit is calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate, or other lawful evidence providing equivalent information. The amount of the Death

Benefit is the greater of the Accumulated Value or the Standard Death Benefit. Once calculated, Death Proceeds payable to a beneficiary may continue to be subject to the investment experience of the Subaccounts until that beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
What optional benefits are available for an additional cost?
Maximum Anniversary Death Benefit (MADB) Rider: The MADB Rider provides for a death benefit calculation that takes into account the highest Accumulated Value on any Contract Anniversary up to Contract Age 80, adjusted for any premiums or surrenders made after the anniversary. The Death Benefit is calculated at the end of the valuation period during which we receive at our Service Center a certified copy of the death certificate, or other lawful evidence providing equivalent information. The Death Benefit will be the highest of the Accumulated Value, Standard Death Benefit, or the MADB Rider benefit. Once calculated, the death proceeds continue to be subject to the investment experience of the Subaccounts. When a beneficiary provides a claim form in good order, that beneficiary's share of the death proceeds will be removed from the market.
Thrivent Income Builder - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider: The GLWB Rider provides for guaranteed annual withdrawal amounts for as long as you live, even if your Contract’s value is depleted by these guaranteed withdrawals. If you have this rider, your allocations to the Subaccounts will be restricted to two options: the Asset Allocation Option or the Custom Option. On the Date of Issue, you will have a GLWB Benefit Base equal to your initial premium. Thereafter, your GLWB Benefit Base will be adjusted for additional premiums. The more your GLWB Benefit Base grows, the higher guaranteed amount you will have when you begin taking withdrawals. The GLWB Benefit Base is limited to a maximum amount of $30 million. You have the potential to grow your Benefit Base and increase your lifetime withdrawals in three ways:
Credits – If there are no withdrawals in the Contract Year, the Benefit Base will increase by a Credit Amount for 10 years, or up to Contract age 80, if sooner. The GLWB Credit Percentage is multiplied by your current Credit Base. Initially, the Credit Base is equal to the premium paid, and is increased by additional premiums paid. The Credit Base is also adjusted for any excess withdrawals taken.
Step-ups - If your Contract’s value is greater than your Benefit Base on your Contract Anniversary, the Benefit Base steps up to the new Accumulated Value and is locked in as your new Benefit Base. The Credit Base is increased to equal the stepped up Benefit Base.
• Your future annual credits will then be based off your new Credit Base following a step-up.
• A new 10-year crediting period starts.
Guaranteed Minimum - If you haven’t taken any withdrawals in the first 12 years or until you reach age 71 (whichever is later), your Benefit Base is guaranteed to be a specified percentage (see Rate Sheet) of first year premiums plus a specified percentage (see Rate Sheet) of all other premiums.
The first time you take a withdrawal, a calculation occurs to determine the amount you can withdraw each Contract Year, without affecting your future guarantees. This amount is called the Guaranteed Annual Withdrawal Amount (GAWA). This initial GAWA is calculated by applying a Guaranteed Withdrawal Percentage to your Benefit Base. While you may withdraw more than the GAWA in a Contract Year, an additional withdrawal can result in a GLWB Excess Surrender, thereby reducing your future guarantees.
The GAWA may change from year to year depending on whether the Benefit Base was increased or decreased as a result of GLWB Excess Surrenders. Withdrawals of the GAWA are taxed in the same manner as partial surrenders under the Contract.
If a GLWB Rider has a single Covered Person that terminates due to death, while a Spouse may continue the Contract, a new GLWB Rider cannot be added to the Contract.
Please see the statutory prospectus for more information and examples of how this rider works.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract within 7 years of your last premium payment, you may be assessed a Surrender Charge. Each premium payment will have its own 7-year Surrender Charge. The maximum
Surrender Charge is 7% during the first two years and decreases by 1% for the next five years. If you make an early withdrawal, you could pay a
Surrender Charge of up to $7,000 on a $100,000 investment. This loss will be greater if there are taxes and tax penalties.
Surrender Charges apply only to amounts that exceed the greatest of 10% of the Accumulated Value existing at the time the first surrender is made in a
Contract Year, the Contract’s earnings or any Required Minimum Distribution.
				Fee Table
Are There Transaction Charges?
Yes. In addition to Surrender Charges , there may also be charges for other transactions.
You may make 24 free Subaccount transfers in each Contract Year. On subsequent Subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing Programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily net assets of each Portfolio)	0.50%	1.25%
	Portfolio Company fees and expenses (Expenses that you pay as a percentage of your investment. Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio)	0.22%	2.575%
	Optional benefits available for an additional charge (only one optional benefit may be selected)	Minimum	Maximum
	Thrivent Income Builder (GLWB) Rider Charge (as a percentage of the Benefit Base)	0.50%	2.50%
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0.20%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,496	Highest Annual Cost: $4,914
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits	Thrivent Income Builder (GLWB) Rider
	No sales charges	No sales charges
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. This product is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Each premium payment has a
7-year Surrender Charge that may decrease the surrender value. Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties.
Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment
Options available under the Contract. Each Investment Option (including the
Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Thrivent. Any obligations (including those under the Fixed Account), guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about
Thrivent, including its financial strength ratings are available upon request by calling 1-800-847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract

RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes. We reserve the right to add, delete, combine or substitute investment
Subaccounts.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed
Account.
If you have added the optional Thrivent Income Builder (GLWB) Rider to your
Contract, you will be subject to investment restrictions. There are currently two options available, the Asset Allocation Option or the Custom Allocation
Option. Premium and Accumulated Value allocations must comply with one of these options. We may change these options and available Subaccounts upon Notice.
Premium amounts of $1 million or greater require prior approval. We reserve the right to limit the total of all premiums paid under the Contract to $1 million.
Purchases and Contract Value Appendix B: Investment Options Available Under a Contract with GLWB Rider
Are There Any Restrictions on Contract Benefits?
Yes. You may only select the GLWB Rider or the MADB Rider at the time of
Contract application. Only one optional benefit may be selected. Neither rider may be canceled within the first two years after the Date of Issue.
Withdrawals that exceed the limits under the GLWB Rider may reduce the benefit by an amount greater than the value withdrawn or could terminate the benefit.
The MADB is decreased by the same proportion as the Accumulated Value is decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit. After
Contract Age 80, the benefit is adjusted only for additional premium or withdrawals.
Benefits Available Under the Contract
TAXES	Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
How are Investment Professionals Compensated?
Financial advisors or professionals receive compensation for selling the
Contract s through commissions based on the contributions you make to the contract. They also receive trailing compensation based on the Contract’s
Accumulated Value . Financial advisors or professionals may have a financial incentive to offer or recommend the Contract over another investment.
Distribution of the Contracts
Should I Exchange My Contract?
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new Contract rather than continue to own the existing Contract.
Taxes - Exchanges of Annuity Contracts

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit
A Standard Death
Benefit is payable if an
Owner dies before the
Maximum Annuity Date.
It is equal to the greater
of the Accumulated
Value or the premiums
adjusted for
withdrawals.
Withdrawals decrease
the Standard Death
Benefit by the same
proportion as the
Accumulated Value was
decreased by the
amount taken.
		Standard	No additional charge	No additional charge	♦ Withdrawals reduce the benefit.
Maximum Anniversary Death Benefit (MADB) Rider
The MADB Rider
provides for a death
benefit calculation that
takes into account the
highest Accumulated
Value on any Contract
Anniversary up to
Contract Age 80,
adjusted for any
premiums or
withdrawals made after
the anniversary.
		Optional	0.50%[1] (as a percentage of MADB)	0.25%[1] (as a percentage of MADB)
♦  Only available at
issue if you are no
more than Issue
Age nearest 75.
♦  After Contract Age
80, the benefit is
only adjusted for
additional
premiums or
withdrawals.
♦  Not available with
GLWB.
♦  The MADB is
decreased by the
same proportion as
the Accumulated
Value is decreased
by a partial
surrender. This
may reduce the
rider value by an
amount greater
than the value
withdrawn or could
terminate the
benefit.

1
See Charges-MADB Rider Charge in the statutory prospectus for more information.

Living Benefit
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to a Guaranteed Annual Withdrawal Amount (GAWA) each Contract Year for life, as long as you don’t exceed the amount permitted.	Optional	2.50%[2] (as a percentage of GLWB Benefit Base)	See GLWB Rate Sheet[2]
♦  Investment
restrictions apply
♦  Only available at
issue if you are age
nearest 50 to 85 on
the Rider Date of
Issue.
♦  The minimum
required premium
is $25,000.
♦ The GLWB Benefit
Base is limited to a
maximum amount
in your Contract
($30 million or
$10 million
depending on the
state.)
♦  Cannot terminate
Rider until 2 years
after issue.
♦  Not available with
MADB Rider.
♦  A GLWB Excess
Surrender may
reduce the GLWB
Benefit Base and
the Guaranteed
Annual Withdrawal
Amount by more
than the amount of
the GLWB Excess
Surrender.

2
See Charges- Thrivent Income Builder (GLWB) Rider Charge in the statutory prospectus for more information.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	♦ You may not include the Fixed Account.
Dollar Cost Averaging
Dollar Cost Averaging allows you
to have automatic periodic
transfers to one or more
Subaccounts other than the
Fixed Account. If you have a
GLWB Rider, quarterly Asset
Rebalancing will happen
automatically to conform with the
rider’s investment restrictions.
		Standard	None	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	♦ Surrender Charge s may apply. ♦ Taxes and penalties may apply.
Free Surrender Amounts
Surrender Charges apply only to
amounts that exceed the
greatest of 10% of the
Accumulated Value existing at
the time the first surrender is
made in a Contract Year , the
Contract’s earnings or Required
Minimum Distribution.
		Standard	None	None	♦ Restrictions apply to each separate Contract Year.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.

Buying the Contract
How do I buy the Contract?
In order to purchase a Contract, you must submit an application to us through a financial professional or advisor. We only offer the Contract to a Thrivent member or to a person eligible for Thrivent membership who is also applying for membership.
What are the requirements to buy a Contract ?
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with an IRA. If your Contract is issued in connection with an IRA, the minimum acceptable premium is $2,000. A minimum premium of $25,000 is required to add the Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million. No premiums are allowed once any Owner reaches Contract Age 88.
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. Absent further instructions, subsequent premiums will be allocated according to your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.

Making Withdrawals: Accessing the Money in Your Contract
What should I know about surrender or withdrawals?
If you request a surrender or withdrawal on or before the Maximum Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge and tax withholding. Withdrawals must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $2,000.
When will you process my request?
Your request will be processed when we receive it in good order. If we receive your request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation. Your request will be processed at the end of the Valuation Period during which the requirements are completed. We will pay you the proceeds within seven days after your request is received in good order.
What are the negative impacts of a withdrawal on other benefits and guarantees of your Contract?
Partial withdrawals reduce the amount of the death benefit payable to your designated beneficiaries during the Accumulation Phase. If you have the optional death benefit (MADB Rider), withdrawals decrease the MADB benefit by the same proportion as the Accumulated Value is decreased by the withdrawal. This may reduce the MADB benefit by an amount greater than the value withdrawn or could terminate the benefit.
A GLWB Excess Surrender may reduce the GLWB Benefit Base and the Guaranteed Annual Withdrawal Amount by more than the amount of the GLWB Excess Surrender.
Are there tax consequences if I take a surrender or withdrawal?
You should consult with a tax professional to determine the tax implications of an investment in or a surrender or withdrawal from the Contract. There is no additional tax benefit if the Contract is purchased through an IRA. The taxable portion of withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty if under age
59 1/2 and an exception does not apply.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Accumulated Value between Investment Options. State premium taxes do not apply.
Transaction Expenses	Maximum Fees
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount surrendered)[1]	7%
Transfer Charge[2]	$25
1We may assess a Surrender Charge for partial surrenders or surrenders that exceed the greatest of the 10% free surrender amount, contract earnings, or Required Minimum Distribution. Each premium payment will have its own 7-year Surrender Charge schedule. Earnings in the Contract are removed first and always without a Surrender Charge. Then, premiums are removed from the Contract on a first-in, first-out basis and are assessed Surrender Charge s based on full years since allocation. The Surrender Charge is 7% during the first two years and decreases by 1% for the next five years.
2You are allowed 24 transfers each Contract Year without a Transfer Charge. Transfers in excess of 24 will incur a $25 fee. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add an optional benefit at the time of application and can only select the MADB Rider or the GLWB Rider. You may not select both.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$50	$50
Base Contract Expenses (as a percentage of the daily net assets in the Subaccount s)[4]	1.25%	1.25%
Optional Benefit Expenses	Maximum	Current
Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of MADB)[5]	0.50%	0.25%
Thrivent Income Builder (GLWB) Rider Charge (as a percentage of the Benefit Base)[6]	2.50%	See GLWB Rate Sheet
3We will charge an Administrative Expense on each Contract Anniversary. We will waive the charge on any anniversary when the Accumulated Value is at least $50,000.
4The Mortality and Expense Risk Charge pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
5The MADB Charge is the charge for this Rider. The MADB Charge will be calculated on each Rider Quarterly Anniversary. It will be calculated as the MADB multiplied by the Maximum Anniversary Death Benefit (MADB) Charge Rate, divided by four, and withdrawn quarterly. The first charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period.
6The charge is multiplied by the GLWB Benefit Base, divided by four, and withdrawn quarterly. The first charge will be deducted on the first Rider Quarterly Anniversary for the three-month period that started on the Rider Date of Issue. Thereafter, the charge for each three-month period will be deducted on the Rider Quarterly Anniversary immediately after that three-month period. The current charge for new elections for the GLWB Rider is disclosed in a GLWB Rate Sheet Prospectus Supplement.

Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document in Appendix A.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.22%	2.575%
Expenses after reimbursements and/or fee waivers	0.22%	2.575%[7]
7
The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
Example
This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contract that offer variable options. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses.
The Example assumes all Contract value is allocated to the Variable Options. Your costs could differ from those shown below if you invest in the Fixed Account.
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
	$11,942	$23,778	$35,139	$65,977
If you annuitize your Contract at the end of the applicable time period:
	$11,942	$23,778	$31,817	$65,977
If you do not surrender your Contract:
	$5,686	$18,588	$31,817	$65,977

8
For this example, the following assumptions are used: 2.50% optional benefit charge, 1.25% mortality and expense risk charge and Portfolio operating expense of 2.575%.

Appendix A: Investment Options Available Under the Contract
(a) Variable Options Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio, which may be amended from time to time and can be found online at dfinview.com/Thrivent/RetirementChoice. You can also request this information at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com. If you have elected the GLWB Rider, certain investment restrictions will apply. See “Appendix B: Investment Options Available Under a Contract with GLWB Rider” for information regarding the allocation restrictions associated with this optional benefit.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Global Large-Stock Growth	American Funds IS® Global Growth Portfolio - Class 4; Capital Research and Management Company	0.90%[1]	21.34%	7.97%	11.89%
Large Blend	American Funds IS® Growth-Income Portfolio - Class 4; Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
Foreign Large Blend	American Funds IS® International Growth and Income Portfolio - Class 4; Capital Research and Management Company	1.06%	35.09%	7.42%	7.54%
Foreign Large Growth	American Funds IS® International Portfolio - Class 4; Capital Research and Management Company	0.97%	26.41%	3.14%	6.73%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class III; BlackRock Advisors, LLC	0.74%[1]	7.60%	-0.67%	1.86%
Bank Loan	Eaton Vance VT Floating-Rate Income Portfolio - Initial Class; Eaton Vance Management	1.19%	3.95%	4.64%	4.43%
Diversified Emerging Mkts	Fidelity® VIP Emerging Markets Portfolio - Service Class 2; Fidelity Management and Research Company LLC	1.12%	40.79%	5.62%	10.66%
Equity Energy	Fidelity® VIP Energy Portfolio - Service Class 2; Fidelity Management and Research Company LLC	0.85%	10.34%	23.86%	7.69%
Foreign Large Growth	Fidelity® VIP International Capital Appreciation Portfolio - Service Class 2; Fidelity Management and Research Company LLC	1.02%	18.36%	5.99%	9.53%
Mid-Cap Value	Fidelity® VIP Value Portfolio - Service Class 2; Fidelity Management and Research Company LLC	0.85%	10.95%	12.82%	10.96%
Small Value	Franklin Small Cap Value VIP Portfolio - Class 2; Franklin Mutual Advisers, LLC	0.91%[1]	7.65%	8.86%	9.81%
Intermediate Core Bond	Goldman Sachs VIT Core Fixed Income Portfolio - Service Class; Goldman Sachs Asset Management, L.P.	0.67%[1]	7.32%	-0.81%	1.86%
Small Blend	Goldman Sachs VIT Small Cap Equity Insights Portfolio - Service Class; Goldman Sachs Asset Management, L.P.	1.07%[1]	15.82%	10.19%	10.57%
Mid-Cap Growth	Janus Henderson VIT Enterprise Portfolio - Service Class; Janus Henderson Investors, US LLC	0.97%	7.41%	7.35%	12.51%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Large Growth	Janus Henderson VIT Forty Portfolio - Service Class; Janus Henderson Investors, US LLC	0.87%	17.86%	11.37%	15.96%
Intermediate Core Bond	John Hancock VIT Core Bond Trust Portfolio - Series II; John Hancock Variable Trust Advisers LLC (Allspring Global Investments, LLC)	0.87%[1]	6.77%	-0.78%	1.70%
Foreign Small/Mid Blend	John Hancock VIT International Small Company Trust Portfolio - Series II; John Hancock Variable Trust Advisers LLC (Dimensional Fund Advisors LP)	1.26%[1]	34.67%	7.77%	7.57%
Multisector Bond	John Hancock VIT Strategic Income Opportunities Trust Portfolio - Series II; John Hancock Variable Trust Advisers LLC [Manulife Investment Management (US) LLC]	0.99%[1]	7.22%	1.34%	3.00%
Large Blend	MFS® VIT II Core Equity Portfolio - Service Class	1.03%[1]	12.22%	11.26%	13.53%
Technology	MFS® VIT II Technology Portfolio - Service Class	1.07%[1]	16.28%	12.17%	18.35%
Global Real Estate	MFS® VIT III Global Real Estate Portfolio - Service Class	1.15%[1]	3.30%	1.08%	4.76%
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio - Service Class	1.04%[1]	5.75%	9.90%	9.69%
Small Growth	MFS® VIT New Discovery Series Portfolio - Service Class	1.12%[1]	12.56%	-0.54%	10.46%
Large Value	MFS® VIT Value Series Portfolio - Service Class	0.94%[1]	12.77%	9.69%	9.77%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1.27%	14.86%	2.34%	4.96%
Global Bond	PIMCO VIT Global Bond Opportunitites Portfolio (Unhedged) - Advisor Class	1.25%	12.76%	0.07%	2.36%
Long Government	PIMCO VIT Long-Term US Government Portfolio - Advisor Class	2.575%	6.04%	-6.91%	-0.09%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio - Advisor Class	1.49%	7.74%	1.11%	3.11%
Large Blend	Principal VC Capital Appreciation Portfolio - Class 2; Principal Global Investors, LLC	0.88%	13.22%	13.53%	14.07%
Large Value	Principal VC Equity Income Portfolio - Class 2; Principal Global Investors, LLC	0.73%	15.25%	9.94%	11.24%
Foreign Large Value	Putnam VT International Value Portfolio - Class IB; Putnam Investment Management, LLC	1.06%	34.68%	12.49%	8.86%
Large Blend	Putnam VT U.S. Research Portfolio[4] - Class IB; Putnam Investment Management, LLC	0.93%	17.88%	14.52%	15.07%
Global Bond	Templeton Global Bond VIP - Class 2; Franklin Advisers, Inc.	0.75%[1]	15.73%	-0.96%	-0.15%
Aggressive Allocation	Thrivent Aggressive Allocation Portfolio	0.85%[1]	15.81%	9.61%	11.26%
Large Blend	Thrivent All Cap Portfolio	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	32.20%	2.10%	7.47%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	17.78%	13.56%	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	20.82%	10.69%	10.67%
Intermediate Government	Thrivent Government Bond Portfolio	0.49%	7.32%	0.01%	1.74%
Health	Thrivent Healthcare Portfolio	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	31.15%	8.61%	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[1]	2.50%	1.10%	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[1]	10.82%	11.31%	N/A3
Moderate Allocation	Thrivent Moderate Allocation Portfolio	0.70%[1]	13.63%	7.13%	8.38%
Moderately Aggressive Allocation	Thrivent Moderately Aggressive Allocation Portfolio	0.76%[1]	15.46%	8.30%	9.69%
Moderately Conservative Allocation	Thrivent Moderately Conservative Allocation Portfolio	0.65%[1]	12.10%	4.49%	6.04%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	1.87%	1.37%	N/A2
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	2.45%	7.50%	11.93%
1
Current expenses reflect temporary fee reductions.
2
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
4
Formerly known as Putnam VT Research Portfolio

(b) Fixed Account Investment Option Available Under the Contract
Premiums and Accumulated Value may be allocated to or transferred to the Fixed Account. We reserve the right to limit allocations or transfers to the Fixed Account . The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Amounts held in the Fixed Account are invested with our General Account. The interest rates for amounts in the Fixed Account depend on the date of allocation or transfer to the Fixed Account. We guarantee that the initial interest rate for each amount allocated or transferred to the Fixed Account will be effective for at least twelve months, and subsequent interest rates will not be changed more often than once every twelve months. The effective annual interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown in your Contract. At our discretion, we may credit interest in excess of the guaranteed interest rate.
For the current interest rate, please call our Service Center at 1-800-847-4836. The date of allocation or transfer is the date that interest begins to accrue. Interest is compounded daily. Interest guarantees are subject to Thrivent’s claims-paying ability.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account (all states except New York)	Life of the Contract	0.50% for Contracts issued on or after 10/1/2020 1.00% for Contracts issued before 10/1/2020
Fixed Account (New York only)	Life of the Contract	1.00%

Appendix B: Investment Options Available Under a Contract with GLWB Rider
If you have the optional Thrivent Income Builder (GLWB) Rider, you will be subject to investment restrictions. There are currently two options available, the Asset Allocation Option or the Custom Option. Premium and Accumulated Value allocations must comply with one of these options. You will receive Notice if these change in the future.
The Asset Allocation Option requires 100% allocation among the available Subaccounts and there are no restrictions on the percentage you may allocate into each Subaccount.
The Custom Option has five different groups with a specified minimum or maximum percentage of premium or Accumulated Value that can be allocated to each group. You select the percentages of premium or Accumulated Value to allocate to Subaccounts within each group. Each option is also subject to automatic quarterly asset rebalancing.

GLWB RIDER Asset Allocation Option
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Thrivent Conservative Allocation Portfolio Thrivent Dynamic Allocation Portfolio Thrivent Moderate Allocation Portfolio Thrivent Moderately Aggressive Allocation Portfolio Thrivent Moderately Conservative Allocation Portfolio	100%

GLWB RIDER Custom Allocation Option
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 1 Thrivent Fixed Account[1]	See GLWB Rate Sheet
Group 2
BlackRock Total Return V.I. Portfolio
Eaton Vance VT Floating-Rate Income Portfolio
Goldman Sachs VIT Core Fixed Income Portfolio
John Hancock VIT Core Bond Trust Portfolio
John Hancock VIT Strategic Income Opportunities Trust Portfolio
PIMCO VIT Global Bond Opportunities (unhedged) Portfolio
PIMCO VIT Long-Term US Government Portfolio
PIMCO VIT Real Return Portfolio
Templeton Global Bond VIP Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Short-Term Bond Portfolio
Thrivent Money Market Portfolio
See GLWB Rate Sheet

GLWB RIDER Custom Allocation Option
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 3
American Funds IS® Global Growth Portfolio
American Funds IS® Growth-Income Portfolio
American Funds IS® International Growth and Income Portfolio
American Funds IS® International Portfolio
Fidelity® VIP Value Portfolio
Fidelity® VIP International Capital Appreciation Portfolio
Janus Henderson VIT Enterprise Portfolio
Janus Henderson VIT Forty Portfolio
MFS® VIT II Core Equity Portfolio
MFS® VIT III Mid Cap Value Portfolio
MFS® VIT Value Series Portfolio
Principal Capital Appreciation Portfolio
Principal VC Equity Income Portfolio
Putnam VT International Value Portfolio
Putnam VT U.S. Research Portfolio[2]
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Conservative Allocation Portfolio
Thrivent Dynamic Allocation Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent International Equity Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Multisector Bond Portfolio
See GLWB Rate Sheet
Group 4
Franklin Small Cap Value VIP Portfolio
Goldman Sachs VIT Small Cap Equity Insights Portfolio
John Hancock VIT International Small Company Trust Portfolio
MFS® VIT New Discovery Series Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio
See GLWB Rate Sheet
Group 5
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Energy Portfolio
MFS® VIT II Technology Portfolio
MFS® VIT III Global Real Estate Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
Thrivent Emerging Markets Equity Portfolio
Thrivent Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
See GLWB Rate Sheet

1 Amounts held in the Fixed Account are invested with our General Account. The interest rates for amounts in the Fixed Account depend on the date of allocation or transfer to the Fixed Account. We guarantee that the initial interest rate for each amount allocated or transferred to the Fixed Account will be effective for at least twelve months, and subsequent interest rates will not be changed more often than once every twelve months. The effective annual interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown in your Contract. At our discretion, we may credit interest in excess of the guaranteed interest rate. For the current interest rate, please call our Service Center at 1-800-847-4836. The date of allocation or transfer is the date that interest begins to accrue. Interest is compounded daily. Interest guarantees are subject to Thrivent’s claims-paying ability. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account at the time the first transfer is made in that Contract Year.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account (all states except New York)	Life of the Contract	0.50% for Contracts issued on or after 10/1/2020 1.00% for Contracts issued before 10/1/2020
Fixed Account (New York only)	Life of the Contract	1.00%
2 Formerly known as Putnam VT Research Portfolio

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This initial summary prospectus incorporates by reference the Thrivent Retirement Choice Variable Annuity prospectus and Statement of Additional Information (SAI), both dated April 30, 2026, as amended and supplemented.
The Statement of Additional Information (SAI) dated April 30, 2026 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice.
For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC20 W-BZ-FPVA and state variations
EDGAR Contract No.C000220060 32066SPR R4-26